Alpha Dog ETF

SUMMARY PROSPECTUS

January 28, 2023

This summary prospectus describes Alpha Dog ETF. Alpha Dog ETF is authorized to offer one class of shares by this prospectus.

Fund	Ticker	Principal U.S. Listing Exchange
Alpha Dog ETF	RUFF	NYSE Arca

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. The Fund's prospectus and statement of additional information are incorporated by reference into this Summary Prospectus. You can find the Fund's prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.RUFFETF.com. You can also get this information at no cost by calling (844)-745-5220 or by sending an email request to mail@ccofva.com.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

Alpha Dog ETF (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors purchasing shares on a national securities exchange, national securities association, or over-the-counter trading system where shares may trade from time to time (each, a “secondary market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.90%
Distribution and/or Service (12b-1) Fees	None
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses(1)	0.94%

(1)	Under the Investment Advisory Agreement, Gea Sphere, LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, distribution fees or expenses under a Rule 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years	5 Years	10 Years
Alpha Dog ETF	$96	$300	$520	$1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2022, the Fund’s portfolio turnover rate was 613.89% of the average value of the portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing primarily in the equity securities of large- to mid-capitalization U.S. companies. As of September 30, 2022, the Fund considers large- and mid-capitalization companies to be those with a market capitalization over $2 billion. The exact size of the companies included will change with market conditions and the Fund will not automatically sell or cease to purchase a stock that it already owns due to changes in market conditions.

The Fund seeks to buy the leading securities of the best performing market sectors of the U.S. economy. The Adviser makes buy, hold and sell decisions with respect to Fund portfolio securities using an investment process based on a combination of fundamental and technical analysis. The Adviser’s fundamental analysis involves a bottom-up review using proprietary methods, which include measuring price to free cash flow on a rolling one-, three-, five- and ten-year basis to determine the value of a security relative to its own history, before the final weighted parameters are applied and critical timing elements are added to the Adviser’s buy/sell equation. The Adviser’s technical analysis monitors companies for increasing trading volumes, improving moving averages of various technical indicators, accumulations underway and improving technical buy signals. Companies that have the most discounted price as measured by their own historical price to free cash flow or a strong technical base are typically given greater weighting in the Fund. Companies exhibiting both these qualities will ideally be given the greatest weight. This discipline seeks to identify equity securities with strong fundamental indicators that may benefit from larger market and economic trends. The Adviser reviews U.S. stocks daily for updated trend reports, which identifies stocks in mid-term and long-term uptrends as determined by the Adviser’s proprietary trend indicators. The Adviser evaluates the Fund’s portfolio for stocks that experience trend changes and new opportunities to invest in stocks that are changing trends. The Adviser uses a rating system for directional trends in stocks: A is a stock in a strong bull market trend, B is a stock in the beginning of a bull trend, C is a stock in the inception of a bear market trend and D is a stock in a strong bear market trend. An A and B trend rating represents a stock in an uptrend and a C and D rating represents a stock that is in a downtrend.

The Fund seeks to reduce risk (beta) by using options, typically on a short-term basis, for hedging purposes. Based on the Adviser’s technical analysis, the Fund may sell a covered call option and/or, at times, purchase put option contracts on Fund holdings to hedge the Fund against short term market corrections; conversely, if the Adviser’s technical analysis indicates a potential market upswing, the Fund may purchase a call option on one or more Fund holdings. Selling covered call options on Fund holdings is expected to be the options strategy typically most commonly applied. As a result of the Fund’s use of derivatives, the Fund may have economic leverage, which means the sum of the Fund’s investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. The Fund’s options holdings are typically expected to constitute less than 10% of its assets.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. The Fund will generally hold between twenty and fifty securities. Equity securities the Fund may purchase include common stocks, related depository receipts (i.e., American Depository Receipts or “ADRs,” European Depository Receipts or “EDRs,” and Global Depository Receipts or “GDRs”), and real estate investment trusts (“REITs”). The Fund will emphasize investments in common stocks of large- to mid-capitalization companies but is not limited to any particular market capitalization and may at times invest in small-capitalization companies. In pursuing the Fund’s investment goal, the Adviser may invest in companies in any economic sector.

The Fund will generally sell securities when their value has dropped significantly below purchase price, when long-term price targets have been achieved, or as a hedge during short or mid-term market downturns.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any government agency.

Equity Securities Risk. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Market Risk. The value of securities in the Fund’s overall portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period.

Active Management Risk. The Adviser’s investment decisions about individual securities impact the Fund’s ability to achieve its investment objective. The Adviser’s judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to special risks, including:

●     Trading Issues Risk. Although it is expected that shares of the Fund will remain listed for trading on NYSE Arca (the “Exchange”), trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable, such as extraordinary market volatility. There can be no assurance that Fund shares will continue to meet the listing requirements of the Exchange or will trade with any volume. There is no guarantee that an active secondary market will develop for shares of the Fund. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. This adverse effect on liquidity for the Fund’s shares in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

●     Market Price Variance Risk. The market prices of shares of the Fund will fluctuate in response to changes in the Fund’s net asset value (“NAV”) and supply and demand for Fund shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Fund shares may trade at a discount to NAV. The market price of Fund shares may deviate from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the shares of the Fund bought or sold.

●     Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

●     Authorized Participants (“APs”), Market Makers, and Liquidity Providers Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Derivatives Risk. The Fund may use derivative instruments such as options. There is no guarantee that the use of these instruments by the Fund will work. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. The Fund’s use of derivatives may magnify losses for the Fund.

Options Risk. Option transactions in which the Fund may engage involve the following risks:

-	the writer of an option may be assigned an exercise at any time during the option period;

-	disruptions in the markets for underlying instruments could result in losses for options investors;

-	imperfect or no correlation between the option and securities being hedged;

-	the insolvency of a broker could present risks for the broker’s customers; and

-	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund, which may reduce returns.

Large-Capitalization Securities Risk. Investments in large-capitalization securities as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small-capitalization securities. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Mid- and Small-Capitalization Stock Risk. The value of mid- and small-capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Leverage Risk. The Fund does not seek leveraged returns but as a result of the Fund’s use of certain derivatives it may create investment leverage. This means that the derivative position may provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivative. As a result, these derivatives may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund.

Issuer Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Investment Strategy Risk. The Fund’s investments in securities that the Adviser believes will perform well in a certain macroeconomic environment may not perform as expected. In addition, the Fund’s investment approach may be out of favor at times, causing it to underperform other portfolios that have a similar investment objective.

Investment Risk. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, as with any investment, you may lose some or all of your investment by investing in the Fund.

REITs. Investing in REITs involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

Depositary Receipts Risk. Depositary receipts are generally subject to the same risks that the foreign securities that they evidence or into which they may be converted are, and they may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Risk of Highly Volatile Markets. The prices of the derivative instruments in which the Fund may invest, such as options, can be highly volatile. Price movements of the derivative instruments in which the Fund is invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is also subject to the risk of failure of any of the exchanges on which its derivative instrument positions trade or failure of their clearinghouses.

Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in illiquid assets involve the risk that the Fund may be unable to sell such assets or sell them at a reasonable price. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Performance History

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for its first full calendar year, and the table shows how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current net asset value per share, is available by calling toll-free (844) 745-5220.

Annual Total Returns (calendar years ended 12/31)

During the periods shown, the highest quarterly return was 3.96% (quarter ended 12/31/2022) and the lowest quarterly return was -25.04% (quarter ended 6/30/2022).

Average Annual Returns for Periods Ended December 31, 2022

	One Year	Since Inception(1)
Return Before Taxes	-26.35%	-24.49%
Return After-Taxes on Distributions	-26.73%	-24.82%
Return After-Taxes on Distributions and Sale of Fund Shares	-15.60%	-18.65%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	-9.84%

(1)	The Fund commenced operations on October 14, 2021.

Investment Adviser and Sub-Adviser

Gea Sphere, LLC (the “Adviser”) is the investment adviser to the Fund.

Toroso Investments, LLC (the “Trading Sub-Adviser”) is the trading sub-adviser to the Fund.

Portfolio Manager

Eduard Hamamjian, Managing Director of the Adviser, has served as the Fund’s portfolio manager since its inception.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.